[cover]

THE TAIWAN
FUND, INC.

Annual Report
August 31, 2000


THE TAIWAN
FUND, INC.

WHAT'S INSIDE

                                                          Page
                                                          ----
Chairman's Statement                                        2
Portfolio Manager's Message                                 4
Portfolio Snapshot                                          7
Investments                                                 8
Financial Statements                                       11
Notes to Financial Statements                              14
Reports of Independent Accounts                            18
Other Information                                          19
Summary of Dividend Reinvestment and Cash Purchase Plan    20

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Annual Report of The Taiwan Fund Inc. (the "Fund") for the fiscal year ended August 31, 2000. During this period, the Fund's net asset value ("NAV") decreased by approximately 0.89% in U.S. Dollar terms, as the New Taiwan Dollar appreciated against the U.S. Dollar by 2.39%. During the same period, the Taiwan Stock Exchange ("TAIEX") Index decreased by 6.63% in U.S. Dollar terms. The Fund has consistently outperformed the benchmark TAIEX Index after adopting a "core and active" strategy in 1998.

On August 31, 2000, the Fund's shares were trading at US$17.625 per share, reflecting a discount of 17.72% to the Fund's NAV per share of US$21.42. The Fund's shares were trading at a discount of 15.27% on August 31, 1999.

The massive earthquake that hit Taiwan on September 21, 1999 claimed over 2,000 lives and over 8,000 people were injured. The epicenter of the earthquake was in the central part of the island, which is less populated and close to a mountainous area. The major impact on the economy was not due to the destruction of buildings and infrastructure facilities, such as highways, railways and harbors, but due to the power outage, which forced many businesses to close for several working days. Within a few days of the earthquake, the government's decision to provide power to Hsin-Chu Science Park on a priority basis minimized the potential damage to the economy. Indeed, Taiwan's economic growth regained its momentum the next quarter primarily due to a rise in exports, especially to Asian countries, but also to the U.S. and Europe. The stock market rebounded sharply and reached the 10,000 level in the middle of February 2000. A strong recovery in export growth can be largely credited for the market's recovery.

In the first quarter of 2000, the stock market was negatively impacted by the results of the presidential election. The Democratic Progressive Party ("DPP") defeated the Kuomintang ("KMT"), the ruling party in Taiwan for almost 51 years. The DPP is in power for the first time in history, and therefore lacks experience in running the government on a countrywide basis. The immediate challenges facing the new government are how to ease current tensions with China and how to continue to manage a successful power transfer. Tensions in the China-Taiwan relationship were eased to some extent after the new President, Shui-Bian Chen, stated that he would like to resume the dialogues between Taiwan and China, and indicated his support for China's entry into the World Trade Organization ("WTO"). Recent delays in discussions regarding the so-called 3 links (direct mail, transportation and investment) have diminished the hope for a peaceful resolution of the dispute between the two countries in the near future. The Chinese government is

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Albert King on Sector Returns:
The volatility of the stock market is
reflected not only in the index itself but also in various industry sectors. The following table shows returns for sectors in the last three semi-annual periods.

INDICES                                                  RETURNS (IN NTD)
-------                                                  ----------------
                                                   6 Months  6 Months 6 Months
                                                    Ending    Ending   Ending
                                                    8/31/99   2/29/00  8/31/00
                                                    -------   -------  -------
Glass                                               -19.31%   -1.23%   -1.19%
Electronics                                          67.16%   28.01%  -11.53%
Auto                                                -15.82%  -15.97%  -13.72%
Tourism                                              -3.59%   -9.30%  -17.51%
Cable & Wire                                         -3.58%   64.68%  -20.79%
Plastics                                             41.64%   13.31%  -23.64%
Steel                                                24.47%    0.80%  -24.52%
Financial                                             2.60%   -4.73%  -24.85%
Electrical                                           11.66%    9.97%  -29.47%
Retail                                                2.74%   14.94%  -29.56%
Transportation                                       -2.48%    1.62%  -32.61%
Chemical                                              8.66%   -8.78%  -33.81%
Food                                                -11.03%   13.67%  -35.51%
Textile                                              18.54%   17.72%  -36.87%
Rubber                                                2.98%  -13.60%  -40.37%
Paper & Pulp                                         26.91%   17.98%  -41.68%
Construction                                         -8.17%    2.77%  -44.21%
Cement                                                5.54%   47.66%  -47.32%
Others                                               20.06%    3.00%  -24.39%

OTC Market                                           16.43%   41.56%  -12.59%
Taiwan Fund
  (NTD)                                              40.97%   15.10%  -15.70%
TAIEX-Ex
  Financials                                         39.26%   21.37%  -18.09%
TAIEX Index                                          29.11%   15.67%  -19.28%

Source: Ta-Fu Broker Database

expected to monitor the new leadership in Taiwan for a few months before deciding on its political strategy. These tensions with China, as well as a lack of coordination among members of the cabinet regarding economic reforms, have created uncertainties in the financial market.
Although the stock market may remain volatile in the near term due to political uncertainty, we expect that eventually the market will improve, reflecting the positive fundamental changes in the economy. We believe that immediate cross-strait military confrontation is unlikely and that the Chinese government will use diplomatic measures to resolve this conflict, so as not to risk harm to China's economy. Continued inflows of foreign portfolio investment, and reduced prices of some sound companies have created attractive new investment opportunities. Moreover, the further re-rating of the MSCI Taiwan Index, from 65% to 80% of its market capitalization, effective in November 2000, is likely to result in a continued increase in investment by foreign investors. Therefore, the Fund maintains its confidence in the soundness of continued investment in Taiwan.

Thank you for your continued support.

Sincerely,

/s/ S.Y. WANG
S.Y. Wang
Chairman

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

[Albert King photo]
A Message From
Albert King,
Portfolio Manager of
the Taiwan Fund, Inc.

ECONOMIC OVERVIEW

In the second quarter of 2000, Taiwan's GDP grew 6.56%. This was due largely to the rebound in export growth. (Please see Albert King on Taiwan's Exports). In the calendar year 2000, GDP growth is estimated to reach 6.57%, increasing from 5.42% in 1999. From January through August 31, 2000, total exports and imports increased by 24.3% and 32.6%, respectively (in U.S. Dollar terms), compared to the same period in 1999 due to continued capital formation. Meanwhile, the trade surplus was US$3.5 billion, representing a decrease of 53.5%.
Recent monetary indicators released by the government reflect weak domestic demand. The total loan growth rate has gradually decreased to 4.85% in July 2000 compared to 5.41% in July 1999. The money supply M2 growth rate, the broader based indicator, has also gradually decreased to 5.96% in July 2000 compared to 9.69% in July 1999. The M1B growth rate decreased to 7.32% in July 2000 compared to 12.82% in July 1999. The loss of momentum in both the loan growth rate and money indicators implies a weak domestic demand and weak performance in the financial market.

However, the rebound in export growth contributed to the strong recovery in GDP growth for the first six months of 2000. Exports to Asia increased 36.31% during the second quarter of 2000 accounting for almost 53% of Taiwan's total exports during this period and representing the largest percentage growth in exports to Asia since the Asian financial crisis began in the second half of 1997.

INVESTMENT STRATEGY

The volatility of Taiwan's stock market has increased recently. (Please see Albert King on Sector Returns). Since March 1998, we have followed a new investment strategy. We have divided the Fund's equity portfolio into two parts: the core portfolio and the active portfolio. In the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and are well managed. In the active portfolio, we use a "bottom-up approach" to pick outperforming stocks that may be growth, value or momentum plays. When we first adopted this investment strategy, the Fund allocated 70% of its assets to the core portfolio, and the remaining portion to the active portfolio. For two years with this strategy, we were able to outperform the benchmark index with both lower risk and higher returns on our investments. Since the active portfolio outperformed both the core and the benchmark index during this period, effective April 2000, we decided to increase the percentage of assets allocated to the active portfolio from 30% to 40%. The remaining assets were invested in the core portfolio. The Fund presently allocates approximately 60% of its asset to the core portfolio, and 40% to the active portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Albert King on Taiwan's Exports:

Taiwan's exports have continued to increase during the first two quarters of 2000 (See Chart I). A rise in demand for Asian products has resulted in an increase in exports from Taiwan (See Chart II). While exports to the United States have recovered slowly, exports to Europe increased more rapidly. Exports have been the major driving force behind Taiwan's economic growth, with Taiwan benefiting from a recovering global demand and starting an export-driven recovery.

Chart I. Taiwan's Quarterly Trade Figures:
                                                  In US$ billion
     Period                                Q3 99   Q4 99   Q1 00   Q2 00
 Total Export                              30.22   34.06   32.86   37.81
 YoY % Chg                                  7.50   21.20   18.30   27.60
 Total Import                              27.79   31.74   31.56   36.42
 YoY % Chg                                 12.90   18.00   25.60   39.70
 Trade Balance                              2.44    2.32    1.30    1.39
 YoY % Chg                                -30.30   91.00  -50.80  -60.90

Chart II. Geographic Breakdown of Taiwan's Exports:

                                                  In US$ billion
     Period                                Q3 99   Q4 99   Q1 00   Q2 00
 Asia                                      14.82   16.88   16.45   19.88
 YoY % Chg                                 20.05   32.42   27.21   36.31
 Europe                                     4.65    5.86    5.57    5.90
 YoY % Chg                                 -2.27   11.86    9.43   24.63
 U.S.A.                                     7.85    8.22    7.91    8.70
 YoY % Chg                                 -0.99    9.07    9.14   14.52
Source: Department of Statistics, Ministry of Finance.

The Fund's net asset value ("NAV") decreased by approximately 0.89% in U.S. Dollar terms, while the Taiwan Stock Exchange (TAIEX) Index decreased by 6.63% in U.S. Dollar terms during the fiscal year ended August 31, 2000. The Fund outperformed the TAIEX Index because the Fund was heavily over-weighted in the technology sector. The technology sector outperformed the market by 22.67% in U.S. Dollar terms during this period.
In the technology sector, the Fund increased its holdings in the semiconductor industry by selecting IC (Integrated Circuit) foundry related companies, such as UMC (United Microelectronics Corp.). Worldwide semiconductor sales have been growing steadily, as new applications, such as mobile handsets and networking devices have significantly raised demands on major semiconductor makers. In order to meet their customers needs, major worldwide IDM's (Integrated Device Manufacturers) continued to seek outsourcing partners from whom they could acquire part of the demand. UMC is financially sound and has been increasing capital expenditures (CAPEX), but also has consistently been able to advance its technology capabilities ahead of its major competitors. Moreover, non-volatile IC's memories, such as FLASH, and MPU (micro-processor unit) for mobile handsets, have faced some supply shortages for quite a long time. In this sector, we picked Macronix International. With respect to volatile memories, such as DRAM, we picked Pro Mos Technologies Incorporated. We have also invested heavily in PC component related companies, such as Hon-Hai Precision Industry, Delta Electronics and Compeq Manufacturing Co. All of these companies outperformed the industry average.

The Fund also purchased some shares in the financial sector. Although the government is attempting to strengthen the banking system by amending banking laws to improve competitiveness, encouraging consolidation, and establishing the Resolution Trust Corporation, the government still needs to overcome the political obstacles it faces from the Legislative Yuan. However, within the financial sector, there are a few companies that have been oversold for quite a long time. Our criteria for picking stocks in the financial sector include healthy balance sheets, low Non-Performing Loans ratios, low Price/Book ratios and high loan loss provisions. We have determined that Bank Sinopac and UWCCB (United World Chinese Commercial Bank) have met our criteria for suitable investments.

--------------------------------------------------------------------------------

OUTLOOK

As a result of Taiwan's strong recovery in exports, the exporting sectors, such as electronics, have shown continued improvement in their fundamentals. The stock market rebounded following the earthquake during the third quarter of 1999, rising by almost 43% from November 5, 1999 to reach the 10,000 level on February 15, 2000.

An improvement in relations with China has been hindered by the Democratic Progressive party's ("DPP") victory in the recent presidential elections. Although the DPP favors independence for Taiwan, the new President, Shui-Bian Chen, stated that he would like to resume the dialogues between Taiwan and China in the near term, and to support China's entry into the World Trade Organization
(WTO). Despite these positive steps, recent delays in talks regarding the so-called 3 links (direct mail, transportation and investment) have increased the political uncertainties on both sides. The Chinese government continues to take a "wait and see" approach, and most likely will monitor Taiwan's new leader for a few months before deciding on its political strategy. We believe that the lack of coordination between members in the cabinet relating to economic reforms and social welfare policies caused major uncertainties that ultimately had negative consequences for the financial market. We believe that the political situation in Taiwan will stabilize. We will continue to dedicate our efforts to identifying companies that will prosper in the context of new global economic demands.

We thank you for your continued support and look forward to presenting our investment strategy again in future reports.

Sincerely yours,

/s/ Albert King

Albert King
Portfolio Manager

    PORTFOLIO SNAPSHOT
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2000               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     8.8
--------------------------------------------------
United Microelectronics Corp. Ltd.         7.0
--------------------------------------------------
Hon Hai Precision Industry                 4.6
--------------------------------------------------
Macronix International Co. Ltd.            3.7
--------------------------------------------------
Advanced Semiconductor Engineering, Inc.   3.3
--------------------------------------------------
Compeq Manufacturing Co. Inc.              3.0
--------------------------------------------------
Synnex Technology International            3.0
--------------------------------------------------
Bank Sinopac                               2.9
--------------------------------------------------
Delta Electronics, Inc.                    2.6
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             2.4
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2000             %
--------------------------------------------------
Semi-conductor                            24.2
--------------------------------------------------
Electronics                               23.5
--------------------------------------------------
Office Equipment & PC                     12.7
--------------------------------------------------
Banks                                     10.1
--------------------------------------------------
Textiles & Apparel                         3.6
--------------------------------------------------
Plastics                                   3.4
--------------------------------------------------
Insurance                                  3.0
--------------------------------------------------
Computer Service & Software                2.9
--------------------------------------------------
Telecommunications                         2.5
--------------------------------------------------
Automobiles, Tires & Accessories           1.5
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 1999               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.5
--------------------------------------------------
Asustek Computer, Inc.                     5.7
--------------------------------------------------
United Microelectronics Corp. Ltd.         5.3
--------------------------------------------------
Hon Hai Precision Industry                 4.2
--------------------------------------------------
Formosa Plastic                            3.4
--------------------------------------------------
China Steel Corp.                          3.3
--------------------------------------------------
Advanced Semiconductor Engineering, Inc.   3.2
--------------------------------------------------
Winbond Electronics Corp.                  3.2
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             3.1
--------------------------------------------------
Nan Ya Plastics Corp.                      3.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 1999             %
--------------------------------------------------
Semi-conductor                            22.2
--------------------------------------------------
Office Equipment & PC                     15.1
--------------------------------------------------
Plastics                                  10.5
--------------------------------------------------
Banks                                      9.7
--------------------------------------------------
Textiles & Apparel                         9.3
--------------------------------------------------
Electronics                                9.1
--------------------------------------------------
Insurance                                  4.1
--------------------------------------------------
Iron & Steel                               3.3
--------------------------------------------------
Shipping                                   2.3
--------------------------------------------------
Chemicals                                  1.7
--------------------------------------------------

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 2000 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - 96.6%
BASIC INDUSTRIES -- 7.2%
CEMENT -- 0.6%
Asia Cement.............................      1,744,000   $    949,536
Taiwan Cement Corp. ....................      1,944,000      1,227,526
                                                          ------------
                                                             2,177,062
                                                          ------------
CHEMICALS -- 0.3%
Eternal Chemical Co. Ltd. ..............            417            238
Oriental Union Chemical (a).............        694,000        247,059
Yung Shin Pharmaceutical Industries
 Co. ...................................        690,000        666,881
                                                          ------------
                                                               914,178
                                                          ------------
ELECTRICAL EQUIPMENT -- 0.0%
Taichung Machinery (a)..................            116              0
                                                          ------------
GLASS -- 0.3%
Taiwan Glass............................      1,150,000      1,067,010
                                                          ------------
IRON & STEEL -- 1.4%
China Steel Corp. ......................      7,700,000      5,110,180
                                                          ------------
PAPER & FOREST PRODUCTS -- 0.2%
Yuen Foong Yu Paper Manufacturing.......      2,205,000        852,448
                                                          ------------
PLASTICS -- 3.4%
Formosa Plastic (a).....................      2,839,450      4,573,856
Nan Ya Plastics Corp. (a)...............      3,661,900      6,075,639
USI Far East Corp. (a)..................      2,968,000      1,262,165
                                                          ------------
                                                            11,911,660
                                                          ------------
RUBBER -- 0.3%
Cheng Shin Rubber Industrial Co. .......      1,715,000      1,049,775
                                                          ------------
WIRE & CABLE -- 0.7%
Pacific Electrical Wire & Cable (a).....      1,816,000      1,351,469
Walsin Lihwa Corp. .....................      1,500,000      1,092,139
                                                          ------------
                                                             2,443,608
                                                          ------------
TOTAL BASIC INDUSTRIES..................                    25,525,921
                                                          ------------
CONSTRUCTION & REAL ESTATE -- 0.9%
Kindom Construction Co. Ltd. ...........      6,600,000      3,061,856
                                                          ------------
TOTAL CONSTRUCTION & REAL ESTATE........                     3,061,856
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
DURABLES -- 5.1%
AUTOMOBILES, TIRES & ACCESSORIES -- 1.5%
China Motor Co. ........................      4,355,000   $  4,377,448
Yue Loong Motor (a).....................      1,350,000        956,830
                                                          ------------
                                                             5,334,278
                                                          ------------
TEXTILES & APPAREL -- 3.6%
Far Eastern Textile Ltd. ...............      2,576,000      2,871,443
Formosa Chemical & Fiber................      3,210,000      3,609,182
Formosa Taffeta Co. Ltd. ...............      1,375,500        872,982
Nien Hsing Textile Co. Ltd. (a).........      4,020,000      5,245,167
                                                          ------------
                                                            12,598,774
                                                          ------------
TOTAL DURABLES..........................                    17,933,052
                                                          ------------
FINANCE -- 13.1%
BANKS -- 10.1%
Bank Sinopac (a)........................     17,740,000     10,115,915
Chiao Tung Bank (a).....................        165,000        153,624
China Trust Commercial Bank (a).........      4,640,000      3,662,371
Chung Hsing Bills Finance...............     16,807,000      4,873,163
E. Sun Commercial Bank (a)..............      3,240,000      1,226,482
First Commercial Bank (a)...............        300,000        260,954
ICBC....................................      2,750,000      2,161,727
International Bills Finance Corp. (a)...     12,000,000      2,725,515
Taishin International Bank (a)..........      3,740,000      2,265,206
United World Chinese....................      9,372,000      8,061,611
                                                          ------------
                                                            35,506,568
                                                          ------------
INSURANCE -- 3.0%
Cathay Life Insurance Co. Ltd. .........      3,696,000      8,513,659
Shin Kong Life Insurance Co. ...........      1,963,000      1,992,091
                                                          ------------
                                                            10,505,750
                                                          ------------
TOTAL FINANCE...........................                    46,012,318
                                                          ------------
NONDURABLES -- 1.0%
FOODS -- 1.0%
Great Wall Enterprises..................      1,000,000        310,889
President Enterprises Corp. ............      4,536,000      3,127,268
                                                          ------------
                                                             3,438,157
                                                          ------------
LEISURE RELATED -- 0.0%
Leofoo Development......................         28,000         13,531
                                                          ------------
TOTAL NONDURABLES.......................                     3,451,688
                                                          ------------

 8  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
OTHERS & MISCELLANEOUS -- 1.1%
Giant Manufacturing.....................        862,500   $  1,178,157
Pou Chen (a)............................      1,442,000      1,913,995
Taiwan Secom Co. .......................        397,000        551,247
Ton Yi Industrial Corp. ................      1,110,000        339,723
                                                          ------------
                                                             3,983,122
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS............                     3,983,122
                                                          ------------
RETAIL & WHOLESALE -- 0.7%
GENERAL MERCHANDISE STORES -- 0.7%
Far Eastern Department Stores...........        990,000        497,552
President Chain Store Corp. ............        715,984      2,122,117
                                                          ------------
                                                             2,619,669
                                                          ------------
TOTAL RETAIL & WHOLESALE................                     2,619,669
                                                          ------------
TECHNOLOGY -- 66.5%
COMPUTER SERVICE & SOFTWARE -- 2.9%
Stark Technology, Inc. (a)..............        600,000      6,030,928
Systex Corp. (a)........................      1,200,000      4,059,278
                                                          ------------
                                                            10,090,206
                                                          ------------
ELECTRICAL EQUIPMENT -- 0.7%
Phoenixtec Power Co. Ltd................        875,000      1,350,274
Teco Electric & Machinery Co............      1,254,000      1,090,786
                                                          ------------
                                                             2,441,060
                                                          ------------
ELECTRONICS -- 23.5%
Advanced Semiconductor Engineering, Inc.
  (a)...................................      6,196,250     11,478,233
Aopen, Inc. (a).........................        300,000      1,672,036
CMC Magnetics Corp. (a).................      1,200,000      2,628,866
Compeq Manufacturing Co. Inc. (a).......      1,858,000     10,714,626
Delta Electronics, Inc. ................      2,375,000      9,105,186
Hon Hai Precision Industry..............      2,102,100     16,050,183
Infodisc Technology Co. Ltd. (a)........        400,000      3,530,928
Opto Tech Corp. (a).....................      2,500,000      3,841,817
Ritek, Inc. (a).........................        709,000      2,798,083
Siliconware Precision Industry (a)......      5,140,000      7,948,453
Via Technologies, Inc. (a)..............        420,000      5,601,804
Wintek Corp. (a)........................        680,000      2,157,861
World Wiser Electronics, Inc. (a).......      2,260,000      5,060,245
                                                          ------------
                                                            82,588,321
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
OFFICE EQUIPMENT & PC -- 12.7%
Acer Communications & Multimedia, Inc.
  (a)...................................      1,645,200   $  3,816,185
Acer Sertek, Inc. (a)...................      1,000,000      4,703,608
Acer, Inc...............................      2,500,000      3,116,946
Advantech Co. Ltd. (a)..................        800,000      4,639,175
Asustek Computer, Inc. .................      1,224,000      7,531,701
Compal Electronics, Inc. ...............      1,344,000      2,576,288
Inventec Co. Ltd. ......................      1,267,000      2,102,142
Micro-Star International Co. Ltd. (a)...        315,000      1,405,525
Quanta Computer, Inc. ..................      1,013,000      3,687,790
Silitek Corp. ..........................        360,000        626,289
Synnex Technology International.........      2,613,000     10,438,531
Tatung Co. (a)..........................        176,000        108,866
                                                          ------------
                                                            44,753,046
                                                          ------------
SEMI-CONDUCTOR -- 24.2%
Macronix International Co. Ltd. (a).....      5,930,000     12,895,457
Mosel Vitelic, Inc. (a).................        300,000        517,075
Nanya Technology Corp. (a)..............      1,000,000      2,190,722
Pro Mos Technologies, Inc. (a)..........      2,700,000      6,697,809
Taiwan Semiconductor Manufacturing Co.
 (a)....................................      7,144,000     30,955,798
United Microelectronics Corp. Ltd.
 (a)....................................      9,320,000     24,771,262
Winbond Electronics Corp. (a)...........      2,775,000      6,883,859
                                                          ------------
                                                            84,911,982
                                                          ------------
TELECOMMUNICATIONS -- 2.5%
Ambit Microsystems Corp. ...............        446,040      3,261,955
D-Link Corp. ...........................      2,550,000      5,545,264
                                                          ------------
                                                             8,807,219
                                                          ------------
TOTAL TECHNOLOGY........................                   233,591,834
                                                          ------------
TRANSPORTATION -- 1.0%
AIR TRAVEL -- 0.3%
China Airlines (a)......................      1,760,000        901,546
                                                          ------------
SHIPPING -- 0.7%
Evergreen Marine Corp. (a)..............      1,382,400        890,722
Wan Hai Lines Ltd. .....................        960,000        513,402
Yang Ming Marine Transport..............      3,102,000      1,159,252
                                                          ------------
                                                             2,563,376
                                                          ------------
TOTAL TRANSPORTATION....................                     3,464,922
                                                          ------------
TOTAL COMMON STOCKS
 (Identified Cost -- $260,795,201)......                   339,644,382
                                                          ------------

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

                                            PRINCIPAL         US$
                                             AMOUNT          VALUE
                                               NT$          (NOTE 1)
                                            ---------       --------
CERTIFICATES OF DEPOSIT - 3.3%
EnTie Commercial Bank
 4.875%, 9/16/00 (b)....................     50,085,812   $  1,613,588
Kaohsiung Business Bank:
 4.35%, 9/17/00 (b).....................     80,409,551      2,590,505
 4.35%, 9/24/00 (b).....................     20,409,551        657,522
Union Bank of Taiwan
 4.85%, 9/11/00 (b).....................    210,430,701      6,779,335
                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT
 (Identified Cost -- $11,644,931).......                    11,640,950
                                                          ------------
                                            MATURITY
                                             AMOUNT
                                               US$
                                            --------
REPURCHASE AGREEMENT -- 0.1%
With State Street Bank and Trust Co. at
  2% dated 8/28/00, due 9/5/00
  (collateralized by U.S. Treasury Bond
  6.125%, 11/15/27, market value
  $141,958).............................  $     135,060   $    135,000
                                                          ------------
TOTAL INVESTMENTS -- 100%
 (COST -- $272,575,132).................                  $351,420,332
                                                          ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 2000 the aggregate cost basis of the Fund's Investment securities for income tax purposes was $273,324,315.

Net unrealized appreciation of the Fund's investment securities was $78,096,017, of which $94,659,823 related to appreciated investment securities and $16,563,806 was related to depreciated investment securities for the fiscal year ended August 31, 2000.

 10 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $135,000) (cost $272,575,132) (Notes 1
  and 2) - See accompanying schedule......               $351,420,332
Cash......................................                        812
Cash in New Taiwan dollars (cost
 $182,072)................................                    182,072
Receivable for investments sold...........                  4,885,271
Dividends receivable......................                    391,934
Interest receivable.......................                      9,322
                                                         ------------
 Total assets.............................                356,889,743
                                                         ------------
LIABILITIES
Payable for investments purchased.........  $5,516,993
Accrued management fee (Note 3)...........     401,401
Taiwan withholding tax payable (Note 1)...      80,380
Other payables and accrued expenses.......     296,414
                                            ----------
 Total liabilities........................                  6,295,188
                                                         ------------
NET ASSETS................................               $350,594,555
                                                         ============
Net Assets consist of (Note 1):
Paid in capital...........................               $269,884,786
Accumulated undistributed net realized
 gain on investments and foreign
 currency.................................                  1,865,038
Net unrealized appreciation (depreciation)
 on:
 Investment securities....................                 78,845,200
 Assets and liabilities denominated in
   foreign currencies.....................                       (469)
                                                         ------------
NET ASSETS................................               $350,594,555
                                                         ============
NET ASSET VALUE, per share ($350,594,555 /
 16,365,572 shares outstanding)...........                     $21.42
                                                                =====

STATEMENT OF OPERATIONS
Year Ended August 31, 2000

INVESTMENT INCOME
Dividends................................                 $  3,275,150
Interest.................................                      380,996
                                                          ------------
                                                             3,656,146
Less: Taiwan withholding tax (Note 1)....                     (708,875)
                                                          ------------
 Total Income............................                    2,947,271
EXPENSES
Management fee (Note 3)
 Basic fee...............................  $  5,015,892
 Performance adjustment..................       910,463
Taiwan stock dividend tax (Note 1).......     1,385,687
Custodian fees and expenses..............       603,088
Administration and accounting fees (Note
 3)......................................       284,430
Directors compensation...................       136,269
Audit....................................       133,800
Legal....................................       119,187
Shareholder communications...............        88,780
Delaware franchise tax...................        83,657
Insurance fees...........................        69,005
Transfer agent fees......................        22,890
Miscellaneous............................        19,877
                                           ------------
 Total expenses..........................                    8,873,025
                                                          ------------
 NET INVESTMENT LOSS.....................                   (5,925,754)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities...................    32,918,161
 Foreign currency transactions...........      (144,470)
                                           ------------
                                                            32,773,691
Change in net unrealized appreciation/
 depreciation on:
 Investment securities...................   (29,860,002)
 Assets and liabilities denominated in
   foreign currencies....................        (7,763)
                                           ------------
                                                           (29,867,765)
                                                          ------------
Net gain.................................                    2,905,926
                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................                 $ (3,019,828)
                                                          ============

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                               August 31,      August 31,
                                                                  2000            1999
                                                              ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss........................................  $ (5,925,754)   $ (3,284,354)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................    32,773,691     (22,045,955)
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............   (29,867,765)    144,117,776
                                                              ------------    ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................    (3,019,828)    118,787,467
                                                              ------------    ------------
Distributions to shareholders
 From net investment income.................................            --              --
 From net realized gains....................................            --     (16,529,228)
                                                              ------------    ------------
 Total distributions to shareholders........................            --     (16,529,228)
                                                              ------------    ------------
 Total increase (decrease) in net assets....................    (3,019,828)    102,258,239
                                                              ------------    ------------
NET ASSETS
  Beginning of period.......................................   353,614,383     251,356,144
                                                              ------------    ------------
 End of period..............................................  $350,594,555    $353,614,383
                                                              ============    ============
OTHER INFORMATION
  Shares (Note 4)
 Sold.......................................................            --              --
 Issued in reinvestment of distributions from net investment
   income...................................................            --              --
                                                              ------------    ------------
 Net increase (decrease)....................................            --              --
                                                              ============    ============

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   Years Ended August 31,
                                                              ----------------------------------------------------------------
                                                                2000          1999          1998          1997          1996
                                                                ----          ----          ----          ----          ----
SELECTED PER SHARE DATA
Net asset value, beginning of period........................  $  21.61      $  15.36      $  35.98      $  22.25      $  18.28
                                                              --------      --------      --------      --------      --------
Income from Investment Operations
 Net investment loss(a).....................................     (0.36)        (0.20)(d)     (0.33)(c)     (0.50)        (0.18)(b)
 Net realized and unrealized gain (loss) on investments.....      0.17          7.46        (15.68)        14.24          4.18
                                                              --------      --------      --------      --------      --------
 Total from investment operations...........................     (0.19)         7.26        (16.01)        13.74          4.00
                                                              --------      --------      --------      --------      --------
Less Distributions
 In excess of net investment income.........................        --            --            --         (0.01)        (0.03)
 From net realized gains....................................        --         (1.01)        (4.61)           --            --
                                                              --------      --------      --------      --------      --------
 Total distributions........................................        --         (1.01)        (4.61)        (0.01)        (0.03)
                                                              --------      --------      --------      --------      --------
Antidilution/(Dilution) resulting from additional offering
 of shares at market and reinvestment of dividends at
 market.....................................................        --            --            --            --          0.02
Offering expenses...........................................        --            --            --            --         (0.02)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  21.42      $  21.61      $  15.36      $  35.98      $  22.25
                                                              ========      ========      ========      ========      ========
Market value, end of period.................................  $  17.63      $  18.31      $  11.00      $  25.56      $  23.50
                                                              ========      ========      ========      ========      ========
TOTAL RETURN
Per-share market value......................................     (3.75)%       79.41%      (48.87)%         8.80%         8.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................  $350,595      $353,614      $251,356      $588,911      $364,159
Ratio of expenses to average net assets(e)..................      2.30%         2.21%         2.29%(f)      2.56%         2.24%
Ratio of expenses to average net assets, excluding stock
 dividend tax expense.......................................      1.94%         1.88%         1.87%(f)      2.25%         1.81%
Ratio of net investment income (loss) to average net
 assets.....................................................     (1.54)%       (1.15)%       (1.51)%       (1.74)%       (0.92)%
Portfolio turnover rate.....................................       139%          125%           97%          126%          131%

(a)  Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
(d) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)
(e) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(f)  Ratio of expenses after waiver (See Note 3).

    The accompanying notes are an integral part of the financial statements.  13

    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws or currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 50% of such shares. In addition, all QFIIs together can not own more than 50% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

Taiwan's New Affiliation Rules. A recent interpretation by the ROC Securities and Futures Commission (the "SFC") of ROC investment management company regulations prohibits the Fund from investing in certain listed companies in Taiwan, and therefore could adversely affect the Fund's investment program. ROC management company regulations currently prohibit an investment adviser from investing in securities issued by companies which are "affiliated parties" of such investment adviser. Recently, the SFC interpreted "affiliated parties" broadly to include entities with directors or supervisors appointed by the same third party. China Development Investment Bank ("CDIB"), the controlling shareholder of CSITC (the Fund's investment adviser), has appointed directors or supervisors of 39 publicly traded Taiwan companies which are "affiliated parties" of the Fund under the SFC's interpretation. At August 31, 2000, the Fund held securities in 6 of these companies representing 6.74% of the Fund's net assets. CSTIC has been advised by the SFC that the Fund may not increase its holding in any of these companies, and that it will have to dispose of these securities, although the SFC did not indicate by what date the dispositions must occur. CSITC and CDIB are exploring ways to address this situation, including further conversations with the SFC, although there can be no assurance that a solution will be found.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2000 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securi-ties are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $520,189,518 and $526,478,386, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of +/-.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

Effective February 14, 1998, the Fund's shareholders approved a proposal to reduce the Fund's Investment Advisory basic fee from 1.50% to an annual rate of 1.30% and to reduce the performance adjustment from plus or minor.50% to a maximum of plus or minor0.30%. The revised contract to reduce the Investment Advisory basic fee and the performance fee was approved on April 30, 1998 by the Republic of China Securities and Exchange Commission (SEC). Until such approval was received, CSITC voluntarily agreed to reduce its basic fee and performance fee to 1.30% and plus or minis.30%, respectively, as approved by the Fund's shareholders.

For the year ended August 31, 2000, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.54% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

--------------------------------------------------------------------------------

3. FEES AND OTHER TRANSACTIONS WITH
   AFFILIATES - continued
Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. Prior to November 1, 1999 for these services, the Fund paid State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements. Effective November 1, 1999 the fund approved an increase in the administration fees to an annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At August 31, 2000, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

    REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF THE TAIWAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. at August 31, 2000 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Taiwan Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2000

    OTHER INFORMATION
--------------------------------------------------------------------------------

BYLAW AMENDMENT

The Board of Directors of the Fund, at a meeting held on October 11, 1999, approved an amendment to the Fund's Bylaws which requires that a stockholder of the Fund provide advance notice to the Fund should such stockholder desire to present a proposal at a stockholders' meeting. The Fund filed an amendment to its registration statement for the purpose of filing the Amended and Restated Bylaws on October 27, 1999.

AMENDED CODE OF ETHICS

At a meeting of the Board of Directors of the Fund held on April 11, 2000, the Directors adopted an amended Code of Ethics to conform to the amendments to Rule 17j-1 under the Investment Company Act of 1940, adopted by the Securities and Exchange Commission on August 27, 1999. In accordance with Rule 17j-1, the Fund filed an amendment to its Registration Statement on May 4, 2000 to reflect the adoption of an amended Code of Ethics.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

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    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Clifford Chance Rogers & Wells LLP, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    Boston, MA